                                                                      Exhibit 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

            Pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of  2002  (18
U.S.C.ss.1350),  the  undersigned,  Amine Selmani,  Chief  Executive  Officer of
BioSyntech,  Inc., a Nevada corporation (the "Company"), does hereby certify, to his knowledge, that:

            The  Quarterly  Report on Form 10-QSB for the period ended  December
31, 2003 of the Company (the "Report")  fully complies with the  requirements of section  13(a)  or  15(d)  of the  Securities  Exchange  Act of  1934,  and  the
information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Amine Selmani
                                 ----------------------------
                                 Amine Selmani, PhD
                                 Chief Executive Officer
                                 February 23, 2004